Exhibit 10.1(d)†
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Schedule of Aircraft Sale Agreements Substantially Identical in all Materials Respects to the Aircraft Sale Agreement Filed as Exhibit 10.1(c) to this Quarterly Report on Form 10-Q
In accordance with the instructions to Item 601 of Regulation S-K, Frontier Group Holdings, Inc. (the “Company”) has omitted 10 Aircraft Sale Agreements as exhibits to this Quarterly Report on Form 10-Q because they are substantially identical in all material respects to the Aircraft Sale Agreement filed as Exhibit 10.1(c), except for the aircraft-specific and conforming differences set forth in this schedule.
Each omitted agreement (i) is dated June 30, 2026, (ii) is between Frontier Airlines, Inc., as Seller, and Avolon Leasing Ireland 3 Limited, as Buyer, and (iii) relates to one new Airbus model A321-271NX aircraft together with two IAE model PW1133GA-JM engines. References in each omitted agreement to the agreement number, Manufacturer’s Serial Number, Scheduled Delivery Month, Purchase Price, the “Other Purchase Agreement” definition, and the [***] in Clause 7.4 are conformed to the applicable aircraft listed below.

Omitted Agreement	Material Differences from Filed Form of Agreement
Aircraft Sale Agreement No. 2 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered November 2026. The Purchase Price is [***]. Clause 7.4 provides that [***].
Aircraft Sale Agreement No. 3 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered November 2026. The Purchase Price is [***]. Clause 7.4 provides that [***].
Aircraft Sale Agreement No. 4 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered December 2026. The Purchase Price is [***]. Clause 7.4 provides that [***].
Aircraft Sale Agreement No. 5 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered December 2026. The Purchase Price is [***]. Clause 7.4 provides that [***].
Aircraft Sale Agreement No. 6 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered May 2027. The Purchase Price is [***]. Clause 7.4 provides that [***].
Aircraft Sale Agreement No. 7 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered May 2027. The Purchase Price is [***]. Clause 7.4 provides that [***].
Aircraft Sale Agreement No. 8 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered June 2027. The Purchase Price is [***]. Clause 7.4 provides that [***].

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Aircraft Sale Agreement No. 9 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered May 2027. The Purchase Price is [***]. Clause 7.4 provides that [***].
Aircraft Sale Agreement No. 10 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered June 2027. The Purchase Price is [***]. Clause 7.4 provides that [***].
Aircraft Sale Agreement No. 11 / MSN [***]	This omitted agreement relates to aircraft bearing Manufacturer’s Serial Number [***] and is scheduled to be delivered June 2027. The Purchase Price is [***]. Clause 7.4 provides that [***].

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